Exhibit 99.1 Daré Bioscience Closes Previously Announced Acquisition of Microchips Biotech with a First-in-Class Wireless, User-Controlled Drug Delivery Platform Contraceptive Program Supported by up to $20.5 Million in Grant Funding from the Bill & Melinda Gates Foundation SAN DIEGO, Nov. 21, 2019 (GLOBE NEWSWIRE) -- Daré Bioscience, Inc. (NASDAQ:DARÉ), a leader in women’s health innovation, today announced the closing of the previously announced acquisition by merger of privately-held Microchips Biotech, Inc. As a result of the transaction, Microchips is a wholly owned subsidiary of Daré. Microchips is developing an innovative, wireless, user-controlled drug delivery technology with potential utility across multiple therapeutic areas, including contraception. The technology is designed to store and precisely deliver hundreds of therapeutic doses, over months or years in a single implant and is intended to allow for changes to dosage levels via a wireless remote. The application of this technology in developing a contraceptive product has been supported by the Gates Foundation in the form of approximately $17.9 million in grant funding to date. Microchips is eligible to receive up to $2.5 million in additional grant funding from the Gates Foundation in 2020 to cover the costs of ongoing development activities of the contraceptive program. The microchip-based implant was originally developed at the Massachusetts Institute of Technology by renowned researchers Robert Langer, Ph.D. and Michael J. Cima, Ph.D., and is protected by 98 patents granted and 19 patent applications pending. “We are excited to integrate this exciting new technology into our novel portfolio of women’s health product candidates. We believe this product has the opportunity to revolutionize the way women use contraception,” said Sabrina Martucci Johnson, President and CEO of Daré Bioscience. “We continue to focus our efforts on accelerating novel innovation capable of addressing persistent unment needs in women’s health, and we believe both the Microchips technology and our innovative hormone-free monthly contraceptive candidate, Ovaprene, represent truly novel advancements in an area in need of innovation.” Acquisition Highlights Cash at closing. Microchips’ cash and cash equivalents at the closing of the merger, less estimated transaction-related expenses, were approximately $5.7 million. Cash resources that are not committed to funding the contraceptive program activities under the grant from the Gates Foundation will be used by Daré for working capital and general corporate purposes. Contraceptive program. Microchips, with financial support from the Gates Foundation, has been developing an implantable long-acting, reversible contraceptive application of its drug delivery technology, which, if successful, will provide women with unparalleled control over the management of their fertility, which can be individually timed to meet her family planning goals and objectives. The device is intended to deliver all the benefits of a traditional long-acting, reversible contraceptive product, utilizing the active pharmaceutical ingredient levonorgestrel, to provide precise dosing and extended implant duration with the added flexibility of wirelessly controlling the duration of ovulatory suppression based on individual user needs. Stockholders. Daré will issue an aggregate of approximately three million shares of its common stock in exchange for the cash and cash equivalents, less any liabilities, of Microchips at closing. With the issuance of such shares, the former stockholders of Microchips, which include Polaris Venture Partners, MS Pace, Intersouth Partners, and Teva Pharmaceutical, will become stockholders of Daré. New Board member. Cheryl Blanchard, Ph.D., the former president and CEO of Microchips, joined Daré’s board of directors upon the closing of the merger. Dr. Blanchard has served on a number of public, private equity and venture-backed company boards and currently is a member of the boards of directors of Anika Therapeutics (NASDAQ: ANIK) and Neuronetics (NASDAQ: STIM). Dr. Blanchard previously served as Senior Vice President, Chief Scientific Officer and general manager of Zimmer Biologics during her 12 years at Zimmer, Inc., with responsibility for global leadership of R&D, advanced technologies, quality and regulatory affairs, medical affairs, medical education, health economics and reimbursement. About Daré Bioscience Daré Bioscience is a clinical-stage biopharmaceutical company committed to the advancement of innovative products for women’s health. The company’s mission is to identify, develop and bring to market a diverse portfolio of differentiated therapies that expand treatment options, improve outcomes and facilitate convenience for women, primarily in the areas of contraception, vaginal health, sexual health, and fertility. Daré’s product portfolio includes potential first-in-category candidates in clinical development: Ovaprene®, a hormone-free, monthly vaginal contraceptive; Sildenafil Cream, 3.6%, a novel cream formulation of sildenafil to treat female sexual arousal disorder utilizing the active ingredient in Viagra®; DARE-BV1, a unique hydrogel formulation of clindamycin phosphate 2% to treat bacterial vaginosis via a single application; and DARE-HRT1, a combination bioidentical estradiol and progesterone intravaginal ring for hormone replacement therapy following menopause. To learn more about Daré’s full portfolio of women’s health product candidates, and mission to deliver differentiated therapies for women, please visit www.darebioscience.com. Daré may announce material information about its finances, product candidates, clinical trials and other matters using its investor relations website (http://ir.darebioscience.com), SEC filings, press releases, public conference calls and webcasts. Daré will use these channels to distribute material information about the company, and may also use social media to communicate important information about the company, its finances, product candidates, clinical trials and other matters. The information Daré posts on its investor relations website or through social media channels may be deemed to be material information. Daré encourages investors, the media, and others interested in the company to review the information Daré posts on its investor relations website (https://darebioscience.gcs-web.com/) and to follow these Twitter accounts: @SabrinaDareCEO and @DareBioscience. Any updates to the list of social media channels the company may use to communicate information will be posted on the investor relations page of Daré’s website mentioned above. Forward-Looking Statements Daré cautions you that all statements, other than statements of historical facts, contained in this press release, are forward-looking statements. Forward-looking statements, in some cases, can be identified by terms such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “should,” “would,” “contemplate,” project,” “target,” “tend to,” or the negative version of these words and similar expressions. Such statements include, but are not limited to, statements relating to the potential for up to $2.5 million of additional funding from the Gates Foundation in 2020, the ability of the Microchips drug delivery system to operate as designed in human clinical trials, the potential application of the Microchips drug delivery system in multiple therapeutic indications, including contraception, and Microchips’ transaction-related expenses. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Daré’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by the forward-looking statements in this press release, including, without limitation, risk and uncertainties related to: Daré’s ability to raise additional capital when and as needed to advance its product candidates; receipt of additional grant funding from the Gates Foundation; Daré’s ability to develop, obtain regulatory approval for, and commercialize its product candidates; the failure or delay in starting, conducting and completing clinical trials or obtaining FDA or foreign regulatory approval for Daré’s product candidates in a timely manner; Daré’s ability to conduct and design successful clinical trials, to enroll a sufficient number of patients, to meet established clinical endpoints, to avoid undesirable side effects and other safety concerns, and to demonstrate sufficient safety and efficacy of its product candidates; the risk that promising results in pre-clinical studies may not be replicated when a product candidate is tested in human subjects; Daré’s ability to retain its licensed rights to develop and commercialize a product candidate; Daré’s ability to satisfy the monetary obligations and other requirements in connection with its exclusive, in-license agreements covering the critical patents and related intellectual property related to its product candidates; developments by Daré’s competitors that make its product candidates less competitive or obsolete; Daré’s dependence on third parties to conduct clinical trials and manufacture clinical trial material; Daré’s ability to adequately protect or enforce its, or its licensor’s, intellectual property rights; the lack of patent protection for the active ingredients in certain of Daré’s product candidates which could expose its products to competition from other formulations using the same active ingredients; the risk of failure associated with product candidates in preclinical stages of development that may lead investors to assign them little to no value and make these assets difficult to fund; and disputes or other developments concerning Daré’s intellectual property rights. Daré’s forward-looking statements are based upon its current expectations and involve assumptions that may never materialize or may prove to be incorrect. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. For a detailed description of Daré’s risks and uncertainties, you are encouraged to review its documents filed with the SEC including Daré’s recent filings on Form 8-K, Form 10-K and Form 10-Q. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. Daré undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law. Contacts: Investors on behalf of Daré Bioscience, Inc.: Lee Roth Burns McClellan lroth@burnsmc.com 212.213.0006 OR Media on behalf of Daré Bioscience, Inc.: Jake Robison Canale Communications jake@canalecomm.com 619.849.5383 Source: Daré Bioscience